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                                                                   Exhibit 10.71
                               Amendment No. 5 to
                          SPONSORED RESEARCH AGREEMENT


AMENDMENT TO SPONSORED RESEARCH AGREEMENT, effective June 30, 2001, by and
                                                     -------------
between The University of North Carolina at Chapel Hill, having an address at 308 Bynum Hall, Chapel Hill, North Carolina (the "University"), and Incara Cell Technologies, Inc., (formerly Renaissance Cell Technologies, Inc.,) a corporation existing under the laws of the State of Delaware, and having an address P.O. Box 14287, Research Triangle Park, North Carolina 27709 (the "Sponsor").

                                   WITNESSETH:

WHEREAS, University and Sponsor entered into that certain Sponsored Research Agreement dated July 1, 1997 (the "Research Agreement"), which states that "[t]he Sponsor shall reimburse the University for all direct and indirect costs incurred by the University in connection with the Research in an amount not to exceed $450,000.00 per year for each of the first two (2) years hereunder...";

WHEREAS, through Amendment No. 2 to the Research Agreement, effective June 22, 1999, the parties agreed (i) to extend the Research Agreement, as previously amended, an additional year for the period of July 1, 1999 through June 30, 2000, (ii) that funds designated in the first funding period for building upfit may instead be applied by the University toward the direct and indirect costs associated with the extended period agreed upon therein, and (iii) to modify the scope of research as described on Amendment No. 2;

WHEREAS, through Amendment No. 3 to the Research Agreement, effective July 1, 2000, the parties agreed to a second extension of the Research Agreement, as previously amended, for the period of July 1, 2000 through June 30, 2001;

WHEREAS, the Research Agreement, as previously amended, was amended to include the work of Dr. Edward L. LeCluyse, as detailed on the Letter of Amendment between Sponsor and University dated February 5, 2001;

WHEREAS, the fourth year (second extension) of the Research Agreement with respect to research conducted under the direction of or in the laboratory of Dr. Lola Reid (the "Reid Project") is scheduled to conclude on June 30, 2001, as described in Amendment No.3; and

WHEREAS, Sponsor and University wish to renew Sponsor's support of the Reid Project for the year July 1, 2001 to June 30, 2002 as detailed in this Amendment No. 5.


NOW, THEREFORE, the aforementioned parties hereto agree to the following:

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1.       The scope of work to be conducted as part of the Reid Project from July
         1, 2001 to June 30, 2002 shall include (i) the research as set forth on Exhibit A to the Research Agreement, (ii) the additional activities as
         ---------
         set forth on Amendment No. 2, and (iii) the research described on Exhibit A to this Amendment No. 5, attached hereto and incorporated by
         ---------
         this reference (the "Scope of Research"), and shall be subject to and governed by all the terms and conditions of the Research Agreement, as amended September 1, 1998, June 22, 1999, July 1, 2000, and February 5, 2001.

2. The Sponsor shall continue to provide funding for the Reid Project in an amount of no less than $450,000.00 for the period July 1, 2001 through June 30, 2002, including the application of indirect costs at the rate of 45.5% effective July 1, 2001, as detailed on Exhibit B, attached hereto and incorporated by this reference (the "Budget"). This funding shall be in addition to and independent of funding for the LeCluyse Project, as described in the Letter of Amendment

3. This Amendment No. 5, including the Scope of Research and Budget, shall only modify the terms of the Research Agreement, as amended, with respect to the Reid Project and shall not amend, modify, or have any other effect on the LeCluyse Project, as defined in the Letter of Amendment, or the terms thereof. Following execution of this Amendment No. 5, the Research Agreement shall continue to govern the LeCluyse Project as described in the Letter of Amendment.

4. All other provisions of the Research Agreement, as amended September 1, 1998, June 22, 1999, July 1, 2000, and February 5, 2001, shall continue in full force and effect.


IN WITNESS WHEREOF, the aforementioned parties hereto have executed this Agreement by their duly authorized officers or representatives.


THE UNIVERSITY OF NORTH                         SPONSOR
CAROLINA AT CHAPEL HILL

By:                                             By:
     --------------------------------                ---------------------------
     Robert P. Lowman, Ph. D.                        Clayton Duncan
     Associate Vice Provost                          Chief Executive Officer

Date:                                           Date:
       ------------------------------                 --------------------------


Consented to by Principal Investigator:

By:
    ---------------------------------
    Lola M. Reid
    Professor, Cell & Molecular Physiology

Date:
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